UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2026

TANGER INC.
TANGER PROPERTIES LIMITED PARTNERSHIP

_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(Tanger Inc.)	(Tanger Inc.)	(Tanger Inc.)
North Carolina	333-03526-01	56-1822494
(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to Vote of Security Holders
On May 8, 2026, Tanger Inc. (the "Company") held its 2026 Annual Meeting of Shareholders (the "Annual Meeting"). The first matter on which the common shareholders voted was the election of eight directors to serve on the Company's board of directors ("Board") until the next Annual Meeting of Shareholders. The results of the voting are as shown below:

Name of Nominee	Votes For	Votes Against	Abstain	Non-Votes
Jeffrey B. Citrin	94,658,351	466,059	46,749	9,922,118
Sandeep L. Mathrani	94,736,567	388,563	46,029	9,922,118
Thomas J. Reddin	93,521,587	1,602,062	47,510	9,922,118
Bridget M. Ryan-Berman	94,464,888	659,786	46,485	9,922,118
Susan E. Skerritt	94,931,549	195,290	44,320	9,922,118
Sonia Syngal	94,919,239	204,913	47,007	9,922,118
Luis A. Ubiñas	94,454,046	661,398	55,715	9,922,118
Stephen J. Yalof	94,867,871	252,623	50,665	9,922,118
The second matter on which the common shareholders voted was the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Non-Votes
104,724,245	306,164	62,868	—
The third matter on which the common shareholders voted was the approval, on an advisory (non-binding) basis, of named executive officer compensation. The results of the voting are as shown below:

Votes For	Votes Against	Abstain	Non-Votes
93,377,345	1,584,623	209,191	9,922,118
Based on the foregoing votes, each of the nominees named above was elected as a director, and matters two and three were approved.

Item 8.01	Other Events
As previously disclosed in the Company's Proxy Statement filed with the SEC on March 26, 2026, Steven B. Tanger, whose term expired at the Annual Meeting, did not stand for re-election at the Annual Meeting and the Board decreased its size from nine directors to eight directors. Accordingly, on May 8, 2026, Steven B. Tanger retired from his role as Chair of the Board and assumed the title of Chair Emeritus. Luis Ubiñas succeeds him as Non-Executive Chair of the Board. Bridget Ryan-Berman concluded her service as Lead Independent Director and continues to serve on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2026

TANGER INC.

By:	/s/ Michael J. Bilerman
Michael J. Bilerman
Executive Vice President, Chief Financial Officer and Chief Investment Officer (Principal Financial Officer)

TANGER PROPERTIES LIMITED PARTNERSHIP

By:	Tanger Inc., its sole general partner

By:	/s/ Michael J. Bilerman
Michael J. Bilerman
Executive Vice President, Chief Financial Officer and Chief Investment Officer (Principal Financial Officer)